UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 28, 2017

WATSCO, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	1-5581	59-0778222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2665 South Bayshore Drive, Suite 901

Miami, Florida 33133

(Address of Principal Executive Offices, Including Zip Code)

(305) 714-4100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

As previously reported, on February 23, 2017, Watsco, Inc., a Florida corporation (the “Company”), entered into an Underwriting Agreement with Goldman, Sachs & Co., as representative of the underwriters named therein, and the selling shareholders named therein (the “Selling Shareholders”), relating to the underwritten public offering by the Selling Shareholders of 4,235,685 shares of the Company’s Common stock, par value $0.50 per share (the “Shares”), pursuant to the Company’s Registration Statement on Form S-3 (File No. 333- 207831) filed on November 5, 2015.

The offering of the Shares closed on February 28, 2017. No shares were sold by the Company, and the Selling Shareholders received all of the proceeds from this offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WATSCO, INC.

Dated: February 28, 2017	By:	/s/ Ana M. Menendez
Ana M. Menendez
Chief Financial Officer